
                                                                                                EXHIBIT 99


                                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (In thousands, except share data)
                                               June 30, 2003


                                                  ASSETS
                                                                               Corrected         Reported
                                                                               ---------         --------
Cash and Cash Equivalents:
  Cash and due from banks                                                         $1,278           $1,278
  Interest bearing deposits in banks                                               5,644            5,644
                                                                                   -----            -----
     Total Cash and Cash Equivalents                                               6,922            6,922

Securities available for sale                                                     25,529           25,529
Loans, net of allowance for loan losses of $643,000 at June 30, 2003              67,041           67,041
Foreclosed assets, net                                                                31               31
Premises and equipment, net                                                        2,629            2,629
Accrued interest receivable                                                          591              591
Bank owned life insurance                                                          1,157            1,157
Other assets                                                                         260              260
                                                                                     ---              ---

     Total Assets                                                               $104,160         $104,160
                                                                                ========         ========

                                   LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                             $9,176           $9,176
 Interest-bearing                                                                 74,281           74,281
                                                                                  ------           ------
     Total Deposits                                                               83,457           83,457

Advances from Federal Home Loan Bank                                               3,000            3,000
Repurchase agreements                                                              6,313            6,313
Advances from Borrowers for taxes and insurance                                      134              134
Accrued interest payable                                                             141              141
Accrued income taxes                                                                 149*             160
Deferred income taxes                                                                190*             217
Accrued expenses                                                                     509*             219
                                                                                     ----             ---
     Total Liabilities                                                            93,893*          93,641
                                                                                  ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
         No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares,
  859,625 shares issued and outstanding                                                9                9
Additional paid-in capital                                                         8,413*           8,383
Retained earnings                                                                  6,843*           6,906
Treasury stock, at cost (334,708 shares June 30, 2003)                           (4,856)          (4,856)
Accumulated other comprehensive income                                               409              409

Common stock acquired by ESOP/RRP/DRP                                              (551)*           (332)
                                                                                   -----            -----
     Total Stockholders' Equity                                                   10,267*          10,519
                                                                                  ------           ------

     Total Liabilities and Stockholders' Equity                                 $104,160         $104,160
                                                                                ========         ========


*The information presented above has been restated to give proper treatment to the unearned Directors
Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock
Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                       For the Quarter Ended June 30, 2003
                      (In thousands, except per share data)


                                                    Corrected         Reported
                                                    ---------         --------
Interest and dividend income:
  Interest on loans, including fees                    $1,154           $1,154
  Debt securities:
     Taxable                                              251              251
     Tax-exempt                                            15               15
  Dividends                                                13               13
                                                           --               --
     Total interest income                              1,433            1,433
                                                        -----            -----

Interest expense:
  Interest on deposits                                    388              388
  Interest on FHLB advances                                41               41
  Interest on repurchase agreements                        28               28
                                                           --               --
   Total interest expense                                 457              457
                                                          ---              ---

    Net interest income                                   976              976


Provision for loan losses                                  15               15
                                                           --               --

    Net interest income after provision                   961              961
                                                          ---              ---

Non-interest income:
  Charges and fees on deposit accounts                    162              162
  Charges and other fees on loans                          32               32
  Gain on sale of loans                                    94               94
  Other non-interest income                                69               69
                                                           --               --
   Total other income                                     357              357
                                                          ---              ---

Non-interest expense:
  Compensation and employee benefits                      524*             423

  Occupancy and equipment                                 114              114
  Data Processing                                          33               33
  Audit, legal and other professional                      30               30
  Advertising                                              18               18
  Telephone and postage                                    25               25
  Loss on sale of foreclosed assets                         7                7
  Other                                                   129              129
                                                          ---              ---
   Total other expenses                                   880*             779
                                                          ---              ---

    Income before income tax                              438*             539

Provision for income taxes                                164*             202
                                                          ---              ---

   Net Income                                            $274*            $337
                                                         ====             ====


Earnings Per Share-Basic                                $0.57*           $0.68

Earnings Per Share-Diluted                              $0.54*           $0.67


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               For the Quarter Ended June 30, 2003
                                         (In thousands)


                                                                      Corrected        Reported
                                                                      ---------        --------
Cash flows from operating activities:
   Net income                                                             $274*            $337
    Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                             57               57
     Provision for loan losses                                              15               15
     Net amortization and accretion on investments                          49               49
     Amortization of mortgage servicing rights                              37              ---
     ESOP shares allocated                                                  33               32
     Compensation related to exercise of options                             1*             ---
     Deferred income taxes                                                (26)*             ---
     Decrease in accrued interest receivable                                11               11
     Increase in Bank Owned Life Insurance                                (14)             (14)
     (Increase) decrease in other assets                                  (14)               23
     Decrease in accrued interest payable                                  (8)              (8)
     Increase in accrued income taxes                                      139*             150
     Increase (decrease)  in accrued expenses                              238*            (52)
     Originations of mortgage loans held for sale                      (5,165)              ---
     Proceeds from sale of mortgage loans                                5,259              ---
     FHLB stock dividends                                                  (9)              (9)
     Gain on sale of loans                                                (94)             (94)
     Loss on sale of foreclosed assets                                       7                7
                                                                             -                -

         Net cash provided by operating activities                         790*             504
                                                                           ---              ---


   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale              32               32
     Purchase of securities available for sale                           (242)            (242)
     Purchase of mortgage-backed securities available for sale         (6,667)          (6,667)
     Federal Reserve Bank Stock purchased                                 (11)             (11)
     Repayment of principal on mortgage-backed securities                2,634            2,634

     Net change in loans receivable                                    (2,749)          (7,367)
     Purchase of loans or participations                                   ---            (537)
     Proceeds from sale or participation of originated loans               ---            5,250
     Proceeds from sale of foreclosed assets                                 4                4
     Purchase of premises and equipment                                   (97)             (97)
                                                                          ----             ----

       Net cash used in investing activities                           (7,096)          (7,001)
                                                                       -------          -------


*The information presented above has been restated to give proper treatment to the unearned
Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's
Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       For The Quarter Ended June 30, 2003
                                 (In thousands)


                                                       Corrected      Reported
                                                       ---------      --------

Cash flows from financing activities:
   Net increase in deposits                                 $715          $715
   Net decrease in repurchase agreements                   (117)         (117)

   Increase in advances from borrowers
      for taxes and insurance                                 36            36
   Purchase of incentive plan shares                       (220)*          ---

   Dividends paid                                          (207)         (207)
   Options exercised                                         ---*         (29)
                                                             ---          ----

   Net cash provided by  financing activities                207*          398
                                                             ---           ---


Decrease in cash and cash equivalents                    (6,099)       (6,099)

Cash and cash equivalents at beginning of period          13,021        13,021
                                                          ------       -------

Cash and cash equivalents at end of period                $6,922        $6,922
                                                          ======        ======



Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                                $465          $465

     Income taxes:
      Federal                                                ---           ---
      State                                                   52            52

Schedule of Non-Cash Investing Activities:
     Loans transferred to foreclosed real estate             ---           ---
     Foreclosed real estate refinanced as loans               43            43


 Schedule of Non-cash Financing Activities:
   Options exercised                                         ---             1


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                           September 30, 2003
                                    (In thousands, except share data)


                                                                             Corrected         Reported
                                                                             ---------         --------

                                                 ASSETS
Cash and Cash Equivalents:
  Cash and due from banks                                                       $1,265           $1,265
  Interest bearing deposits in banks                                             2,257            2,257
                                                                                 -----            -----
     Total Cash and Cash Equivalents                                             3,522            3,522

  Securities available for sale                                                 24,639           24,639
Loans, net of allowance for loan losses of $676,000 at September 30, 2003       66,574           66,574
Foreclosed assets, net                                                             ---              ---
Premises and equipment, net                                                      2,739            2,739
Accrued interest receivable                                                        694              694
Prepaid income taxes                                                                 3*             ---
Bank owned life insurance                                                        1,168            1,168
Other assets                                                                       339              339
                                                                                   ---              ---

     Total Assets                                                              $99,678*         $99,675
                                                                               =======          =======
                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                           $6,898           $6,898
 Interest-bearing                                                               74,217           74,217
                                                                                ------           ------
     Total Deposits                                                             81,115           81,115

Advances from Federal Home Loan Bank                                             4,900            4,900
Repurchase agreements                                                            2,582            2,582
Advances from Borrowers for taxes and insurance                                     51               51
Accrued interest payable                                                           126              126
Accrued income taxes                                                               ---*              11
Deferred income taxes                                                               64*              94
Accrued expenses                                                                   457*             152
                                                                                   ----             ---
     Total Liabilities                                                          89,295*          89,031
                                                                                ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
  No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
  859,625 shares issued and outstanding                                              9                9
Additional paid-in capital                                                       8,432*           8,394
Retained earnings                                                                7,137*           7,212
Treasury stock, at cost (334,708 shares September 30, 2003)                    (4,856)          (4,856)
Accumulated other comprehensive income                                             201              201

Common stock acquired by ESOP/RRP/DRP                                            (540)*           (316)
                                                                                 -----            -----
     Total Stockholders' Equity                                                 10,383*          10,644
                                                                                ------           ------

     Total Liabilities and Stockholders' Equity                                $99,678*         $99,675
                                                                               =======          =======


*The information presented above has been restated to give proper treatment to the unearned Directors
Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock
Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                For the Three and Six Month Periods Ended September 30, 2003
                                            (In thousands, except per share data)


                                                              Three Month Period                       Six Month Period
                                                              ------------------                       ----------------

                                                         Corrected          Reported             Corrected         Reported
                                                         ---------          --------             ---------         --------
Interest and dividend income:
     Interest on loans, including fees                      $1,143            $1,143                $2,297           $2,297
     Debt securities:
       Taxable                                                 224               224                   475              475
       Tax-exempt                                               17                17                    32               32
     Dividends                                                  12                12                    25               25
                                                                --                --                    --               --
        Total interest income                                1,396             1,396                 2,829            2,829
                                                             -----             -----                 -----            -----

     Interest expense:
     Interest on deposits                                      337               337                   725              725
     Interest on FHLB advances                                  42                42                    83               83
Interest on repurchase agreements                               19                19                    47               47
                                                                --                --                    --               --
        Total interest expense                                 398               398                   855              855
                                                               ---               ---                   ---              ---

       Net interest income                                     998               998                 1,974            1,974
Provision for loan losses                                       30                30                    45               45
                                                                --                --                    --               --
       Net interest income after provision                     968               968                 1,929            1,929
                                                               ---               ---                 -----            -----

Non-interest income:
     Charges and fees on deposit accounts                      195               195                   357              357
     Charges and other fees on loans                            13                13                    45               45
     Other non-interest income                                  54                54                   109              109
     Life insurance proceeds                                    11                11                    25               25
     Net gain on sale of loans                                  44                44                   138              138
     Net gain on sale of foreclosed assets                      14                14                     7                7
                                                                --                --                     -                -
        Total other income                                     331               331                   681              681
                                                               ---               ---                   ---              ---

Non-interest expense:
     Compensation and employee benefits                        455*              437                   979*             860
     Occupancy and equipment                                   129               129                   243              243
     Data Processing                                            35                35                    68               68
     Audit, legal and other professional                        36                36                    66               66
     Advertising                                                22                22                    40               40
     Telephone and postage                                      27                27                    52               52
     Other                                                     120               120                   249              249
                                                               ---               ---                   ---              ---
       Total other expenses                                    824*              806                 1,697*           1,578
                                                               ---               ---                 -----            -----

       Income before income tax                                475*              493                   913*           1,032

Provision for income taxes                                     181*              187                   345*             389
                                                               ---               ---                   ---              ---

        Net Income                                            $294*             $306                  $568*            $643
                                                              ====              ====                  ====             ====

Earnings Per Share-Basic                                     $0.61             $0.61                 $1.18*           $1.29

Earnings Per Share-Diluted                                   $0.57*            $0.60                 $1.11*           $1.29


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to
Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                For the Three and Six Month Periods Ended September 30, 2003
                                                       (In thousands)


                                                              Three Month Period                      Six Month Period
                                                              ------------------                      ----------------

                                                         Corrected          Reported             Corrected         Reported
                                                         ---------          --------             ---------         --------
Cash flows from operating activities:
   Net income                                                 $294*             $306                  $568*            $643

   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                 74                74                   131              131
     Provision for loan losses                                  30                30                    45               45
     Net amortization and accretion on investments              65                65                   114              114
     Amortization of mortgage service rights                    37               ---                    74              ---
     ESOP shares allocated                                      35                35                    68               67
     Compensation related to options exercised                 ---               ---                     1*             ---
     Increase in accrued interest receivable                 (103)             (103)                  (92)             (92)
     Increase in Bank Owned Life Insurance                    (11)              (11)                  (25)             (25)
     Increase in other assets                                (116)             (102)                 (130)             (79)
     Decrease in accrued interest payable                     (15)              (15)                  (23)             (23)
     (Decrease) increase in accrued income taxes             (149)             (149)                  (10)*               1
     (Decrease) increase in accrued expenses                  (52)*             (67)                   186*           (119)
     Deferred taxes                                            ---*                2                  (26)*               2
     Prepaid income taxes                                      (3)*              ---                   (3)*             ---
     FHLB Stock dividends                                     (10)               (9)                  (19)             (18)
     Originations of mortgage loans held for sale          (3,751)               ---               (8,916)              ---
     Proceeds from sale of mortgage loans                    3,795               ---                 9,054              ---
     Gain on sale of loans                                    (44)              (44)                 (138)            (138)
     Net gain on sale of foreclosed assets                    (14)              (14)                   (7)              (7)
                                                              ----              ----                   ---              ---

       Net cash provided by (used in) operating activities      62*              (2)                   852*             502
                                                                --                                     ---              ---

   Cash flows from investing activities:
     Proceeds from maturities of securities available
               for sale                                        ---               ---                    32               32
     Purchase of securities available for sale                 ---               ---                 (242)            (242)
     Purchase of mortgage-backed securities
               available for sale                          (2,792)           (2,792)               (9,459)          (9,459)
     Federal Reserve Bank Stock purchased                      ---               ---                  (11)             (11)
     Repayment of principal- mortgage-backed securities      3,293             3,293                 5,927            5,927
     Net change in loans receivable                            473           (4,282)               (2,276)         (11,649)
     Purchased loans or participations                         ---               ---                   ---            (537)
     Proceeds from sale or participation of originated loans   ---             4,822                   ---           10,072
     Proceeds from sale of foreclosed assets                     9                 9                    13               13
     Purchase of premises and equipment                      (184)             (184)                 (281)            (281)
                                                             -----             -----                 -----            -----

       Net cash provided by (used in) investing activities     799               866               (6,297)          (6,135)
                                                               ---               ---               -------          -------


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to
Condensed Consolidated Financial Statements.


                                     CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              For The Three and Six Month Periods Ended September 30, 2003
                                                     (In thousands)


                                                          Three Month Period                       Six Month Period
                                                          ------------------                       ----------------

                                                      Corrected          Reported             Corrected        Reported
                                                      ---------          --------             ---------        --------
Cash flows from financing activities:
   Net decrease in deposits                            $(2,342)          $(2,342)              $(1,627)        $(1,627)
   Net decrease in repurchase agreements                (3,731)           (3,731)               (3,848)         (3,848)
   Advances from Federal Home Loan Bank                   3,800             3,800                 3,800           3,800
   Repayment of FHLB advances                           (1,900)           (1,900)               (1,900)         (1,900)
   Decrease in advances from borrowers
      for taxes and insurance                              (83)              (83)                  (47)            (47)
   Dividends paid                                           ---               ---                 (207)           (207)
   Options exercised                                        ---*              (8)                   ---*           (37)
   Purchase of incentive plan shares                        (5)*              ---                 (225)*            ---
                                                            ---               ---                 -----             ---

      Net cash used in financing activities             (4,261)*          (4,264)               (4,054)*        (3,866)
                                                        -------           -------               -------         -------

(Decrease) in cash and cash equivalents                 (3,400)           (3,400)               (9,499)         (9,499)

Cash and cash equivalents at beginning of period          6,922             6,922                13,021          13,021
                                                          -----             -----                ------          ------

Cash and cash equivalents at end of period               $3,522            $3,522                $3,522          $3,522
                                                         ======            ======                ======          ======


Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                               $413              $413                  $878            $878

     Income taxes:
      Federal                                               290               290                   290             290
      State                                                  45                45                    97              97

Schedule of Non-Cash Investing Activities:
   Foreclosed real estate refinanced as loans                25                25                    68              68


 Schedule of Non-cash Financing Activities:
   Options exercised                                        ---               ---                  ---*               1


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to
Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                         (In thousands, except share data)
                                                 December 31, 2003


                                                                                       Corrected         Reported
                                                                                       ---------         --------
                                                       ASSETS

Cash and Cash Equivalents:
  Cash and due from banks                                                                    $974             $974
  Interest bearing deposits in banks                                                        3,778            3,778
                                                                                            -----            -----
     Total Cash and Cash Equivalents                                                        4,752            4,752

Securities available for sale                                                              23,410           23,410
Loans, net of allowance for loan losses of $680,000 at December 31, 2003                   67,453           67,453
Foreclosed assets, net                                                                         22               22
Premises and equipment, net                                                                 2,733            2,733
Accrued interest receivable                                                                   580              580
Bank owned life insurance                                                                   1,180            1,180
Other assets                                                                                  330              330
                                                                                              ---              ---

     Total Assets                                                                        $100,460         $100,460
                                                                                         ========         ========

                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                                      $8,001           $8,001
 Interest-bearing                                                                          74,890           74,890
                                                                                           ------           ------
     Total Deposits                                                                        82,891           82,891

Advances from Federal Home Loan Bank                                                        3,000            3,000
Repurchase agreements                                                                       3,130            3,130
Advances from Borrowers for taxes and insurance                                                44               44
Accrued interest payable                                                                      115              115
Accrued income taxes                                                                          ---*              30
Deferred income taxes                                                                          91*             133
Accrued expenses                                                                              494*             157
                                                                                              ---              ---
     Total Liabilities                                                                     89,765*          89,500
                                                                                           ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
         No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
         859,625 shares issued and outstanding                                                  9                9
Additional paid-in capital                                                                  8,454*           8,374
Retained earnings                                                                           7,387*           7,507
Treasury stock, at cost (334,708 shares December 31, 2003)                                (4,856)          (4,856)
Accumulated other comprehensive income                                                        225              225

Common stock acquired by ESOP/RRP                                                           (524)*           (299)
                                                                                            -----            -----
     Total Stockholders' Equity                                                            10,695*          10,960
                                                                                           ------           ------

     Total Liabilities and Stockholders' Equity                                          $100,460         $100,460
                                                                                         ========         ========


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement
Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                For the Three and Nine Month Periods Ended December 31, 2003
                                                       (In thousands)


                                                             Three Month Period                      Nine Month Period
                                                             ------------------                      -----------------

                                                         Corrected          Reported             Corrected         Reported
                                                         ---------          --------             ---------         --------
Interest income:
     Interest on loans, including fees                      $1,137            $1,137               $3,434            $3,434
     Debt securities
       Taxable                                                 224               224                  699               699
       Tax-exempt                                               17                17                   49                49
     Dividends                                                  14                14                   39                39
                                                                --                --                   --                --
        Total interest income                                1,392             1,392                 4,221            4,221
                                                             -----             -----                 -----            -----

   Interest expense:
     Interest on deposits                                      313               313                 1,038            1,038
     Interest on FHLB advances                                  42                42                   125              125
Interest on repurchase agreements                               12                12                    59               59
                                                                --                --                    --               --
      Total interest expense                                   367               367                 1,222            1,222
                                                               ---               ---                 -----            -----

       Net interest income                                   1,025             1,025                 2,999            2,999
   Provision for loan losses                                    30                30                    75               75
                                                                --                --                    --               --
       Net interest income after provision                     995               995                 2,924            2,924

   Non-interest income:
     Charges and fees on deposit accounts                      190               190                   547              547
     Charges and other fees on loans                             1                 1                    46               46
     Other non-interest income                                  54                54                   163              163
     Life insurance proceeds                                    12                12                    37               37
     Net gain on sale of loans                                  24                24                   162              162
     Net realized gain on sale of investments                    6                 6                     6                6
                                                                 -                 -                     -                -

       Total other income                                      287               287                   961              961
                                                               ---               ---                   ---              ---

   Non-interest expense:
     Compensation and employee benefits                        498*              425                 1,477*           1,285
     Occupancy and equipment                                   122               122                   365              365
     Data Processing                                            43                43                   111              111
     Audit, legal and other professional                        33                33                    99               99
     Advertising                                                27                27                    67               67
     Telephone and postage                                      20                20                    72               72
     Loss on sale of foreclosed property                        13                13                     6                6
     Other                                                     127               127                   376              376
                                                               ---               ---                   ---              ---
      Total other expenses                                     883*              810                 2,573*           2,381
                                                               ---               ---                 -----            -----

       Income before income tax                                399*              472                 1,312*           1,504

   Provision for income taxes                                  149*              177                   494*             566
                                                               ---               ---                   ---              ---

      Net Income                                              $250*             $295                  $818*            $938
                                                              ====              ====                  ====             ====

   Earnings Per Share-Basic                                  $0.51*            $0.59                 $1.69*           $1.88

   Earnings Per Share-Diluted                                $0.48*            $0.57                 $1.58*           $1.88


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan.  See Note 1 of  Notes to
Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                For the Three and Nine Month Periods Ended December 31, 2003
                                                       (IN THOUSANDS)


                                                              Three Month Period                     Nine Month Period
                                                              ------------------                     -----------------

                                                         Corrected          Reported             Corrected         Reported
                                                         ---------          --------             ---------         --------
Cash flows from operating activities:
   Net income                                                 $250*             $295                  $818*            $938
   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                 65                65                   196              196
     Provision for loan losses                                  30                30                    75               75
     Net amortization and accretion on investments              39                39                   153              153
     Amortization of mortgage servicing rights                  15               ---                    89              ---
     ESOP shares allocated                                      38                39                   106              106
     Compensation related to exercise of options               ---               ---                     1*             ---
     Decrease in accrued interest receivable                   114               114                    22               22
     Increase in Bank Owned Life Insurance                    (12)              (12)                  (37)             (37)
     Decrease (increase) in other assets                       (6)                 9                 (136)             (47)
     (Decrease) in accrued interest payable                   (11)              (11)                  (34)             (34)
     Increase in accrued income taxes                          ---*               19                  (10)*              20
     Decrease (increase) in deferred income taxes               12*               24                  (14)*              26
     Increase (decrease) in accrued expenses                    37*                5                   223*           (114)
     Prepaid income taxes                                        3*              ---                   ---              ---
     Stock dividends on FHLB Stock                            (10)              (10)                  (29)             (28)
     Originations of mortgage loans held for sale          (1,105)               ---              (10,021)              ---
     Proceeds from sale of mortgage loans                    1,129               ---                10,183              ---
     Gain on sale of loans                                    (24)              (24)                 (162)            (162)
     Realized gain on sale of investments                      (6)               (6)                   (6)              (6)
     Net loss on sale of foreclosed property                    13                13                     6                6
                                                                --                --                     -                -

       Net cash provided by operating activities               571               589                 1,423            1,114
                                                               ---               ---                 -----            -----

   Cash flows from investing activities:
     Proceeds from maturities of securities available
             for sale                                          250               250                   282              282
     Purchase of securities available for sale               (459)             (459)                 (701)            (701)
     Purchase of mortgage-backed securities
             available for sale                                ---               ---               (9,459)          (9,459)
     Federal Reserve Bank Stock purchased                      ---               ---                  (11)             (11)
     Purchase of Independent Bankers Bank Stock              (100)             (100)                 (100)            (100)
     Repayment of principal- mortgage-backed securities      1,554             1,554                 7,481            7,481
     Net change in loans receivable                          (944)           (4,026)               (3,220)         (15,698)
     Purchased loans or participations                         ---               ---                   ---            (537)

     Proceeds from sale or participation of originated loans   ---             3,106                   ---           13,178
     Proceeds from sale of foreclosed property                 ---               ---                    13               13
     Purchase of premises and equipment                       (59)              (59)                 (340)            (340)
                                                              ----              ----                 -----            -----

       Net cash provided by (used in) investing activities     242               266               (6,055)          (5,892)
                                                               ---               ---               -------          -------


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to
Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                For The Three and Nine Month Periods Ended December 31, 2003
                                                       (In thousands)


                                                              Three Month Period                    Nine  Month Period
                                                              ------------------                    ----  ------------

                                                         Corrected          Reported             Corrected         Reported
                                                         ---------          --------             ---------         --------
   Cash flows from financing activities:
      Net increase in deposits                              $1,776            $1,776                  $149             $149
      Net increase (decrease) in repurchase agreements         548               548               (3,300)          (3,300)
      Advances from Federal Home Loan Bank                   2,700             2,700                 6,500            6,500
      Repayment of FHLB advances                           (4,600)           (4,600)               (6,500)          (6,500)
      Decrease in advances from borrowers
         for taxes and insurance                               (7)               (7)                  (54)             (54)
      Options exercised                                        ---*             (42)                   ---*            (79)
      Dividends paid                                           ---               ---                 (207)            (207)
      Purchase of incentive plan shares                        ---*              ---                 (225)*             ---
                                                               ---               ---                -----               ---

         Net cash provided by (used in) financing activities   417*              375               (3,637)*         (3,491)
                                                               ---               ---               -------          -------

Increase (decrease) in cash and cash equivalents             1,230             1,230               (8,269)          (8,269)

   Cash and cash equivalents at beginning of period          3,522             3,522                13,021           13,021
                                                             -----             -----                ------           ------

   Cash and cash equivalents at end of period               $4,752            $4,752                $4,752           $4,752
                                                           =======            ======                ======           ======


   Supplemental Disclosures:
    Additional Cash Flows Information:
      Cash paid for:
        Interest on deposits, advances and
          repurchase agreements                               $378              $378                $1,256           $1,256

        Income taxes:
         Federal                                               110               110                   400              400
         State                                                  22                22                   119              119

   Schedule of Non-Cash Investing Activities:
     Transfers to foreclosed real estate                        22                22                    22               22
     Foreclosed real estate refinanced as loans                ---               ---                    68               68

Schedule of Non-Cash Financing Activities
     Options exercised                                         ---               ---                   ---*               1


*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan
("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to
Condensed Consolidated Financial Statements.